                                                                    Exhibit 10.3

                                 AMENDMENT NO. 1
                                     TO THE
                               JARDEN CORPORATION
                        2003 EMPLOYEE STOCK PURCHASE PLAN

         The following amendments are hereby made to the Jarden Corporation (the
"Company") 2003 Employee Stock Purchase Plan, as amended (the "Plan"):

         Section 6 of the Plan is hereby amended in its entirety and replaced by the following new Section 6:

                            SECTION 6. PURCHASE PRICE

"The purchase price (the "Purchase Price") at which Common Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option shall be 95% of the Fair Market Value of the Common Stock on the Purchase Date."

         Section 7 of the Plan is hereby amended in its entirety and replaced by the following new Section 7:

            SECTION 7. ENROLLMENT AND PARTICIPATION IN THE PLAN

         "7.1 Enrollment. An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and providing to the Company during the enrollment period established by the Committee (the
"Enrollment Period") a payroll deduction authorization agreement prescribed by the Committee for this purpose (the "Subscription"):

            (a) indicating the Eligible Employee's election to participate in the Plan;

            (b) authorizing payroll deductions and stating the amount to be deducted regularly from the Participant's Eligible Compensation; and

            (c) authorizing the purchase of Common Stock for the Participant in each Offering.

            An Eligible Employee who does not deliver a Subscription as provided above during the first 31 days of an Enrollment Period shall not participate in the Plan for that Offering. However, an Eligible Employee may participate in a subsequent Offering in the Plan by filing a Subscription with the Company prior to or within the first 31 days of the Enrollment Period for such subsequent
Offering. The Company may, from time to time, change the Enrollment Period for a future Offering as deemed advisable by the Committee for the proper administration of the Plan.

         An employee who becomes eligible to participate in the Plan after an
Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering.

         7.2 Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an
Eligible Employee, withdraws from the Plan under Section 12 or is no longer employed by the Company as provided in Section 13.2.

         7.3 Grant of Option on Enrollment. Subject to the limitations set forth herein, for each Offering, a Participant shall be deemed to have been granted an option (an "Option") on the Offering Date to purchase on the Purchase Date up to the maximum number of shares of Common Stock of the Company which may be purchased by such Participant's payroll deductions accumulated during the
Offering at a price equal to the Purchase Price for such Offering as determined in accordance with Section 6."

                                  CERTIFICATION

         The undersigned, being the Secretary of Jarden Corporation, a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of
Amendment No. 1 to the 2003 Employee Stock Purchase Plan, as duly adopted by the
Board of Directors of the Company on April 12, 2005, and that said Amendment No.
1 to the Jarden Corporation 2003 Employee Stock Purchase Plan is in full force and effect on the date hereof, without further amendment or modification.

                                          /s/ Ian G.H. Ashken
                                          --------------------------------
                                          Secretary of Jarden Corporation